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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       July 19,1994
                                                   ----------------------

              BORDEN CHEMICALS AND PLASTICS LIMITED PARTNERSHIP
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            (Exact name of registrant as specified in its chapter)



        Delaware                      I-9699                 31-1269627
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 (State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)               file number)      Identification No.)

    Highway 73, Geismar Louisiana                               70734
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 (Address of principal executive offices)                     (zip code)



   Registrant's telephone number, including area code:     504/387-5101
                                                           ------------


                                Not Applicable
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        (Former name or former address, if changed since last report)





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Item 5. Other Events
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On July 19, 1994, Borden Chemicals and Plastics Operating Limited Partnership
issued a press release (attached as Exhibit 99).

Item 7. Financial Statements and Exhibits
        ---------------------------------

(c) Exhibits
    99. Press Release







                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        BORDEN CHEMICALS AND PLASTICS
                                         LIMITED PARTNERSHIP

                                        By:  BCP Management, Inc., as
                                              general partner

Date:  July 19, 1994                         /s/ David A. Kelly
                                             ---------------------------
                                                 David A. Kelly
                                                 Treasurer and Principal
                                                 Financial Officer



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